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                                                                EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
Nos. 333-07533, 333-07535, and 333-9319 of Praegitzer Industries, Inc. on Form S-8 of our report dated August 16, 1996, incorporated by reference in this Annual Report on Form 10-K of Praegitzer Industries, Inc. for the year ended June 30, 1996.


DELOITTE & TOUCHE LLP

Portland, Oregon
September 27, 1996